Schedule for Fixed Income Securities Based on Contractual Maturities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Amortized cost
Due in one year or less	$ 35,518
Due after one year through five years	110,661
Due after five years through ten years	111,316
Due after ten years	10,979
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Amortized Cost Basis, Total	268,474
RMBS and CMBS	16,454
Total	284,928
Fair value
Due in one year or less	35,883
Due after one year through five years	116,264
Due after five years through ten years	111,036
Due after ten years	10,573
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Total	273,756
RMBS and CMBS	17,126
Fair value	$ 290,882	$ 330,559